Liquidity	12 Months Ended
Jun. 30, 2025
Liquidity [Abstract]
LIQUIDITY

NOTE 2 – LIQUIDITY

As reflected in the accompanying CFS, the Company reported net loss of $1,015,579 and $1,373,887 for the years ended June 30, 2025 and 2024, respectively.

In assessing its liquidity, management monitors and analyzes the Company’s cash flow requirements, its ability to generate sufficient revenue sources in the future, and its operating and capital expenditure commitments. The Company’s working capital is influenced primarily by the level of the Company’s operations and timing of accounts receivable collections. As of June 30, 2025, the Company had cash of approximately $934,000 and outstanding bank loans of approximately $10.6 million. If the Company requires additional funding to finance its operations, the Company’s major shareholders indicated their intent and ability to provide such financial support. Based on the Company’s current operating activities, management believes the operating activities and existing funds can provide sufficient liquidity for the Company to meet its future liquidity and working capital requirement for at least 12 months through June 30, 2026.

The accompanying CFS were prepared assuming the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The accompanying CFS do not include any adjustments related to the recoverability and or classification of the recorded asset amounts and or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.